转 让 协 议

本协议，本协议由以下双方于 2006 年 10 月 21 日签订：

良方药业有限公司，是依照中华人民共和国的法律组建并存在的一家有限责任公司，其总部设在中华人民共和国北京市丰台区程庄路 16 号（简称"良方"），邮编：100071；

刘忠义，个人，家庭住址：中国北京丰台区云岗镇岗南里 3 号院 7 号楼 4 单元（简称"刘"）；

（良方和刘分别被提到时称为"单方"，同时被提到时称"双方"。）

序言：

鉴于：良方与乌兰察布市卫校附院急救中心（简称"乌兰"）在 2006 年 10 月 21 日签订了一份贷款协议。基于这份贷款协议，良方借给乌兰三千万人民币用于修建新的住院大楼。该项贷款是无息贷款，于 2011 年 10 月 9 日到期；且

鉴于：基于这份贷款协议及合同，乌兰同意良方将作为唯一的供货商，为其提供所有的药物及一次性医疗器械，为期二十（20）年；且

现在，故此，双方诚心守约，约定如下：

第一条 债权转让

1.1 良方据此将其在贷款协议项下的一切权利、义务、及字据都转让给刘，刘据此接受该项转让（简称"转让"）。自本协议执行之日起，关于贷款协议项下的所有权利和义务，凡提及良方之处都应被视作由刘取而代之，只有药物和一次性医疗器械的销售收入的所有权除外，仍归良方所有。

1.2 自本协议执行之日起，除药物和一次性医疗器械的销售收入的所有权仍归良方所有之外，良方将不再承担贷款协议项下的任何义务，也不再有任何权利收取贷款协议项下的任何形式的还款，贷款协议是指其中所包括的各种条款、条件、约定、及协议在内的所有内容，只与刘和乌兰有关。

第二条

由于刘接受转让贷款协议及其所包含的所有风险和义务，而且刘没有接受约物和一次性医疗器械的销售收入所有权，其所有权仍归良方所有，作为对刘的补偿，良方同意支付总额为九百万人民币的补偿金给刘，分五年付清，平均每期为一百八十万人民币。

第三条：违约责任

自本协议执行之日起及此后，如果第三方由于乌兰违约、失误、或不履行贷款协议而遭致损失，刘将赔偿由刘引起的任何及所有的损失、债务、损害或费用，不追究良方任何责任。

第四条：乌兰同意转让

遵照以上的条款及条件，乌兰在此同意此次转让，表示并保证，自本协议执行之日起及此后，不会因为刘违约、失误、或不履行贷款协议而追究良方任何责任。

第五条：继续生效

除在此注明以外，贷款协议项下有关良方与乌兰之间的所有条款及条件将继续生效。

第六条：纠纷解决

本协议将遵照中华人民共和国的法律执行。因本协议引起的一切纠纷或争议都将按照贷款协议提供的纠纷解决办法解决。

第七条：其他规定

7.1 本协议构成双方有关本协议主题事项所达成的全部谅解，并取代各方之间以前就该等事项达成的谅解。

7.2 对本协议所作的任何更改、修改及修正必须采用书面形式并由各方签署后才能生效。

7.3 本协议用中文、英文书就，一式两（2）份，每一份都将被视为原件。若有误差出现，本协议将以中文版（而非英文版）为准。

以示守信，双方由各自授权代表就此签订本协议，一式两份，签订日起如协议开头部分所写，协议各方及乌兰各执一份。

良方药业有限公司

代表：
姓名：刘忠义
职位：CEO 兼总裁

刘忠义

代表：
姓名：刘忠义

由：
乌兰察布市卫校附院急救中心签署并接受

代表：
姓名：
职位：乌兰察布市卫校附院急救中心特派代表